Exhibit 10.4

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

AMENDED AND RESTATED AGREEMENT

THIS AMENDED AND RESTATED AGREEMENT (the “Agreement”) by and between YALE UNIVERSITY, a corporation organized and existing under and by virtue of a charter granted by the general assembly of the Colony and State of Connecticut and located in New Haven, Connecticut (“YALE”), and Mirna Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware and with principal offices located in Austin, Texas (“LICENSEE”) is effective as of the date of final signature below (“EFFECTIVE DATE”).

Article 1.                                                BACKGROUND

1.1                               As of August 28, 2006 YALE and Asuragen, Inc., a corporation organized and existing under the law of the State of Delaware with principal offices located in Austin, Texas (“ASURAGEN”) entered into an exclusive license agreement (“ORIGINAL AGREEMENT”) related to certain patents which arose in the course of research conducted under YALE auspices by Dr. Frank Slack in the Department of Molecular, Cellular and Developmental Biology at YALE (the “INVENTOR”), including an invention entitled “Regulation of Oncogenes by microRNAs” (the “INVENTION”).

1.2                               On November 9, 2009, ASURAGEN transferred all of its assets related to research and development of microRNA therapeutics to LICENSEE, including the ORIGINAL AGREEMENT (with notice of such transfer having been sent to YALE on December 19, 2009).

1.3                               YALE and LICENSEE have decided to expand the scope of the ORIGINAL AGREEMENT to include (a) certain additional intellectual property which arose in the course of research conducted under YALE auspices by Dr. Slack and/or by personnel in his lab (the “INVENTORS”) related to microRNAs and owned by YALE including, without limitation, the INVENTION (the “ INVENTIONS”) and (b) certain intellectual property owned by the LICENSEE related to the INVENTIONS (collectively, the “POOLED PATENTS” as defined below).

1.4                               To the extent that the INVENTORS of any claims of the INVENTIONS were employees or agents of YALE at the time any of the INVENTIONS were invented (including, without limitation, the INVENTION), such INVENTORS have assigned to YALE all of their right, title and interest in and to the INVENTIONS and any resulting patents.

1.5                               YALE wishes to have the INVENTIONS and any resulting patents commercialized to benefit the public good.

1.6                               LICENSEE has represented to YALE to induce YALE to enter into this Agreement that it shall act diligently to develop and commercialize the PRODUCTS for public use throughout the LICENSED TERRITORY (as defined below).

1.7                               YALE is willing to grant a license to LICENSEE, subject to the terms and conditions of this Agreement.

1

1.8                               In consideration of these statements and mutual promises, YALE and LICENSEE agree to the terms of this Agreement and amend and restate, in their entirety, the terms of the ORIGINAL AGREEMENT as of the EFFECTIVE DATE.

Article 2.                                                DEFINITIONS

The following terms used in this Agreement shall be defined as set forth below:

2.1                               “AFFILIATE” shall mean any entity or person that directly or indirectly controls, is controlled by or is under common control with LICENSEE.  For purposes of this definition, “control” means possession of the power to direct the management of such entity or person, whether through ownership of more than fifty percent (50%) of voting securities, by contract or otherwise.

2.2                               “CONFIDENTIAL INFORMATION” shall mean all information disclosed by one party to the other during the negotiation of or under this Agreement in any manner, whether orally, visually or in tangible form, that relates to ALL PATENTS or the Agreement itself, unless such information is subject to an exception described in Article 8.2; provided, however, that CONFIDENTIAL INFORMATION that is disclosed in tangible form shall be marked “Confidential” at the time of disclosure and CONFIDENTIAL INFORMATION that is disclosed orally or visually shall be identified as confidential at the time of disclosure and subsequently reduced to writing, marked confidential and delivered to the other party within thirty (30) days of such disclosure.  CONFIDENTIAL INFORMATION shall include, without limitation, materials, know-how and data, technical or non-technical, trade secrets, inventions, methods and processes, whether or not patentable.  Notwithstanding any other provisions of this Article 2.2, CONFIDENTIAL INFORMATION of LICENSEE that is subject to Article 8 of this Agreement is limited to information that LICENSEE supplies pursuant to LICENSEE’s obligations under Articles 7 and 9 of this Agreement, unless otherwise mutually agreed to in writing by the parties.

2.3                               “EARNED ROYALTY” is defined in Article 6.1.

2.4                               “EFFECTIVE DATE” is defined in the introductory paragraph of this Agreement.

2.5                               “FDA” shall mean the United States Food and Drug Administration or any comparable regulatory authority in a country or group of countries other than the United States.

2.6                               “FIELD” shall mean all human therapeutic uses.

2.7                               “FIRST SALE” shall mean the first sale to a THIRD PARTY of any PRODUCT in any country.

2.8                               “ND” shall mean an investigational new drug application filed with the United States Food and Drug Administration prior to beginning clinical trials in humans in the United States or any comparable application filed with regulatory authorities in or for a country or group of countries other than the United States.

2.9                               “INVENTION”, “INVENTIONS”, “INVENTORS” and “INVENTOR” are defined in Article 1.1.

2.10                        “INSOLVENT” shall mean that LICENSEE (i) has ceased to pay its debts in the ordinary course of business, (ii) has current assets that are insufficient to pay its current obligations and has been in this situation for at least 12 months, (iii) is insolvent as defined by the United States Federal Bankruptcy Law, as amended from time to time, or (iv) has commenced bankruptcy, reorganization, receivership or insolvency proceedings, or any other proceeding under any Federal, state or other law for the relief of debtors.

2.11                        “LICENSE” refers to the licenses granted under Article 3.1.

2.12                        “LICENSED TERRITORY” shall mean The United States of America, including its territories and possessions, and any foreign countries where either party may have filed or obtained corresponding foreign patents or applications for one or more POOLED PATENTS.

2.13                        “NDA” shall mean a new drug application filed with the United States Food and Drug Administration to obtain marketing approval for a PRODUCT in the United States or any comparable application filed with a regulatory authority in or for a country or group of countries other than the United States.

2.14                        “NET SALES” shall mean:

(a)                                 gross revenues actually received from the sale, lease or other transfer or disposition of ROYALTY PRODUCTS, or from services performed using ROYALTY PRODUCTS, by LICENSEE, SUBLICENSEES or AFFILIATES to THIRD PARTIES, except as set forth in Article 2.16(b), less the following deductions, provided they actually pertain to the disposition of the ROYALTY PRODUCTS [***]:

(i)                                     all discounts, credits and allowances on account of returns;

(ii)                                  transportation and insurance; and

(iii)                               duties, taxes and other governmental charges levied on the import, export, sale, transportation or delivery of ROYALTY PRODUCTS, but not including revenue taxes.

(b)                                 No deductions shall be made for any other costs or expenses, including but not limited to [***].

(c)                                  “NET SALES” shall not include the gross revenues for ROYALTY PRODUCTS sold to, or services performed using ROYALTY PRODUCTS for, any AFFILIATE unless such AFFILIATE is an end-user of any ROYALTY PRODUCT, in which case such consideration shall be included in NET SALES at the [***] during the same quarter.

2.15                        “POOLED PATENTS” shall mean all United States and foreign patent application(s) and patents(s) listed in Exhibit A and owned or controlled in whole or in part by YALE and/or LICENSEE during the TERM of this Agreement, together with any continuations, divisionals, and continuations-in-part, to the extent the claims of any such patent or patent application are directed to subject matter specifically described in the patent applications listed on Exhibit A; any reissues, re-examinations, or extensions thereof, or substitutes therefor; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

the relevant international equivalents of any of the foregoing.  Exhibit A shall be updated by the parties as necessary but at least on an annual basis.

(1)                                 It is understood that the parties will co-operate as promptly as possible after the EFFECTIVE DATE and on an on-going basis during the TERM of the Agreement, in good faith, to expeditiously determine and update as necessary, legally proper inventorship for the POOLED PATENTS.  Such determination shall involve the selection and engagement of an independent intellectual property attorney with no prior relationship to either party within [***] days following the EFFECTIVE DATE by mutual written agreement of the parties.  Such attorney shall provide to both parties a full written disclosure of any prior relationship or potential conflict with either party.  The parties shall endeavor to have the determination completed for all inventorship determinations [***] as soon as possible following the selection of the intellectual property attorney in accordance with the process set out in 2.12(2).

(2)                                 The attorney selected and engaged pursuant to the above this Paragraph shall be required to conduct [***] of the POOLED PATENTS to [***].  As part of his/her engagement, such attorney shall [***] upon completion of his/her analysis [***], and the parties shall request that such analysis to be completed within [***] days of the attorney’s engagement to the extent that such is practicable.  The parties agree that the determination by such attorney [***] and is [***].

(3)                                 The parties agree to [***] associated with the review by such attorney.

(4)                                 If, as a result of the procedure outlined in Article 2.12(1), it is determined that, with respect to either party to this Agreement, there is no employee or agent of that party that is a joint or sole inventor of [***] POOLED PATENT, then:  (i) that party acknowledges and agrees that it shall [***].  In such event, the [***], and (ii) in such event, LICENSEE acknowledges that, notwithstanding the result of the procedure referenced in Article 2.12(1), the results of such determination [***] in Articles 4.3, 5.1, 5.2, 6.1, 6.3, 7.3 and 11.2(a).

YALE and LICENSEE agree and understand that [***] as a result of the procedure referenced in Article 2.12(1) and 2.12(2) above or [***].  The parties agree that the rights licensed by YALE herein shall include whatever rights YALE has or will have to any patents or patents applications that [***] the POOLED PATENTS.

2.16                        “PRODUCT” shall mean any product (including any apparatus or kit) or component part thereof, the manufacture, use or sale of which would infringe a VALID CLAIM of a POOLED PATENT in a country in the LICENSED TERRITORY.

2.17                        “REASONABLE COMMERCIAL EFFORTS” shall mean documented efforts that are [consistent with those utilized by companies of similar size and type, in similar commercial circumstances, that are developing, or have successfully developed, products and/or services similar to PRODUCTS.  In determining REASONABLE COMMERCIAL EFFORTS with respect to a particular PRODUCT, LICENSEE may not reduce such efforts due to the competitive, regulatory or other impact of any other product or method that it owns, licenses or is developing or commercializing.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.18                        “ROYALTY PRODUCT” shall mean any PRODUCT [***], the manufacture, use or sale of which would infringe a VALID CLAIM of a POOLED PATENT in a country in the LICENSED TERRITORY and is either a LET7 PRODUCT, a MIR34 PRODUCT or a MIR16 PRODUCT.

(a)                                 “LET7 PRODUCT” shall mean any PRODUCT in the FIELD which contains [***] of the let-7 microRNA (miRNA) family as the [***].  For the sake of clarity it is understood that LET7 PRODUCTS shall include, without limitation, any PRODUCT which comprises [***].

(b)                                 “MIR34 PRODUCT” shall mean any PRODUCT in the FIELD which contains [***] of the miR-34 microRNA (miRNA) family as the [***] which may or may not be [***], provided that any additional miRNA may not be [***].  For the sake of clarity it is understood that MIR34 PRODUCTS shall include, without limitation, any PRODUCT which comprises [***].

(c)                                  “MIR16 PRODUCT shall mean any PRODUCT in the FIELD which contains [***] of the miR-16 microRNA (miRNA) family as the [***] which may or may not be [***], provided that any [***] may not be a [***].

2.19                        “SUBLICENSE REVENUES” shall mean the gross revenues actually received by LICENSEE or an AFFILIATE from any SUBLICENSEE in connection with the grant of or the option to a grant of a sublicense or other right, license, privilege or immunity under the POOLED PATENTS to make, have made, use, sell, have sold, distribute, import or export ROYALTY PRODUCTS, but excluding consideration included within NET SALES.  SUBLICENSE REVENUE shall include without limitation [***], provided that SUBLICENSE REVENUE excludes specifically any amounts received by LICENSEE from a SUBLICENSEE (1) as [***], (2) [***], (3) as [***] LICENSEE.

2.20                        “SUBLICENSEE” shall mean any THIRD PARTY sublicensed by LICENSEE to make, have made, use, sell, have sold, import or export any of the PRODUCTS.

2.21                        “TERM” is defined in Article 3.4.

2.22                        “THIRD PARTY(IES)” shall mean any person other than YALE and LICENSEE or their respective AFFILIATES.

2.23                        “THIRD PARTY LICENSE(S)” is defined in Article 4.3(d).

2.24                        “VALID CLAIM” shall mean (a) subject to subsection (b), an issued and unexpired claim of a POOLED PATENT existing as of the EFFECTIVE DATE so long as such claim shall not have been irrevocably abandoned or declared to be invalid in an unappealable decision of a court or other authority or competent jurisdiction, or (b), if within [***] after the EFFECTIVE DATE, a pending claim of a POOLED PATENT existing as of the EFFECTIVE DATE, provided that such pending claim [***] at the time of the relevant event; and further provided that, if such claim shall ultimately issue, such claim shall be considered a VALID CLAIM but [***] date of issuance.  For the sake of clarity, it is understood that in order to

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

qualify or potentially qualify as a VALID CLAIM, a claim of a POOLED PATENT must be [***].

Article 3.                                                LICENSE GRANT AND TERM

3.1                               Subject to all the terms and conditions of this Agreement, YALE hereby grants to LICENSEE an exclusive license, with the right to sublicense, under the POOLED PATENTS to the extent of YALE’s rights therein, to make, have made, use, sell, have sold, import or export PRODUCTS in the FIELD in the LICENSED TERRITORY.

3.2                               To the extent that any invention included within the POOLED PATENTS which is owned in whole or in part by YALE has been funded in whole or in part by the United States government (“Yale US Gov’t Funded Pooled Patents”), the United States government retains certain rights in such invention as set forth in 35 U.S.C. §200-212 and all regulations promulgated thereunder, as amended, and any successor statutes and regulations (the “Federal Patent Policy”).  As a condition of the license granted hereby, LICENSEE acknowledges and shall comply with all aspects of the Federal Patent Policy applicable to the Yale US Gov’t Funded Pooled Patents, including the obligation that PRODUCTS used or sold in the United States which are covered by one of more Yale US Gov’t Funded Pooled Patents at the time of such use or sale be manufactured substantially in the United States.  Nothing contained in this Agreement obligates or shall obligate YALE to take any action that would conflict in any respect with its past, current or future obligations to the United States Government under the Federal Patent Policy with respect to Yale US Gov’t Funded Pooled Patents.

3.3                               The LICENSE is expressly made subject to YALE’s reservation of the right to make, use and practice the POOLED PATENTS (but only to the extent of YALE’s rights therein) and PRODUCTS (but only to the extent of YALE’s rights therein) for research, clinical, teaching or other non-commercial purposes, and to grant to other academic research institutions non-exclusive licenses to the POOLED PATENTS (but only to the extent of YALE’s rights therein) and PRODUCTS (but only to the extent of YALE’s rights therein) for research, clinical, or teaching purposes and not for purposes of commercial development, use, manufacture or distribution.  LICENSEE shall use REASONABLE COMMERCIAL EFFORTS to [***].  Nothing in this Agreement shall be construed to grant by implication, estoppel or otherwise any licenses under patents of YALE other than the POOLED PATENTS.

3.4                               Unless terminated earlier as provided in Article 13, the term of this Agreement (the “TERM”) shall commence on the EFFECTIVE DATE and shall automatically expire, on a country-by-country basis in the LICENSED TERRITORY, on the date on which the last VALID CLAIM of the POOLED PATENTS, whether owned in whole or in part by YALE or LICENSEE, in such country expires, lapses or is declared to be invalid by a non-appealable decision of a court or other authority of competent jurisdiction through no fault or cause of LICENSEE, and LICENSEE’S payment obligations shall also terminate on such date in such country.  This Agreement shall terminate in its entirety on the date on which the last VALID CLAIM of the POOLED PATENTS, whether owned in whole or in part by YALE or LICENSEE, in all countries of the LICENSED TERRITORY expires, lapses or is declared to be invalid by a non-appealable decision of a court or other authority of competent jurisdiction through no fault or cause of LICENSEE.  Notwithstanding the foregoing, all of LICENSEE’s

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

payment obligations shall survive any early termination of this Agreement pursuant to Article 13 as set forth in Article 13.4(c), and such payment obligations shall expire until the earlier of the events to occur in Article 6.1.(d) (i) for each ROYALTY PRODUCT except that LICENSEE shall have no such payment obligations in the event of LICENSEE’S termination due to breach by YALE under Article 13.3(b) in which case the payment obligations shall terminate on the effective date of LICENSEE’S termination.

3.5                               Except as expressly provided in this Agreement, under no circumstances will either party, as a result of this Agreement, obtain any interest in or any other right to any technology, know-how, patents, patent applications, materials or other intellectual or proprietary property of the other party.

Article 4.                                                SUBLICENSES

4.1                               In the event LICENSEE sublicenses the rights granted to it under this Agreement the provisions of Articles 4.2, 4.3 and 4.4 shall apply.

4.2                               Any sublicense granted by LICENSEE shall include substantially the same definitions and provisions regarding Due Diligence, Confidentiality and Publicity, Reporting Requirements, Indemnification, Insurance and Warranties, Patent Notices and Use of YALE’s Name, as are agreed to in this Agreement, and such other provisions as are needed to enable LICENSEE to comply with this Agreement.  LICENSEE will provide YALE with a copy of each Sublicense Agreement promptly after execution.  LICENSEE shall remain responsible for the enforcement of all sublicense agreements including but not limited to payment of any royalties other payments provided for hereunder, regardless of whether the terms of any sublicense provide for such amounts to be paid by the SUBLICENSEE directly to YALE.

4.3                               LICENSEE shall pay [***] SUBLICENSEES to LICENSEE under a sublicense agreement.  In addition, based on the particular ROYALTY PRODUCT, LICENSEE shall pay to YALE a certain percentage of any SUBLICENSE REVENUE from sublicenses [***] executed between LICENSEE and a THIRD PARTY [***] and a certain percentage of any SUBLICENSE REVENUE from sublicenses [***] executed between LICENSEE and a THIRD PARTY [***] as follows:

(a)                                 [***] PRODUCTS, the manufacture, use or sale of which would infringe a

VALID CLAIM of one or more POOLED PATENTS [***] at the time of the execution of the sublicense between LICENSEE and a THIRD PARTY:

(i)                                     [***]

(ii)                                  [***]

(b)                                 [***] PRODUCTS or [***] PRODUCTS, the manufacture, use or sale of which would infringe a VALID CLAIM of one or more POOLED PATENTS [***] at the time of the execution of the sublicense between LICENSEE and a THIRD PARTY:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(i)                                     [***]

(ii)                                  [***]

(c)                                  [***] PRODUCTS, [***], the manufacture, use or sale of which would infringe a VALID CLAIM of one or more POOLED PATENTS, [***] at the time of the execution of the sublicense between LICENSEE and a THIRD PARTY:

(i)                                     [***]

(d)                                 In the event that during the term of the Agreement, LICENSEE or its AFFILIATES are required to pay SUBLICENSE REVENUE for [***] PRODUCTS, and at least one of which is [***], or which are [***], the parties shall [***] PRODUCTS under this Article 4.3.

(e)                                  for the sake of clarity, it is understood that, in the event the ROYALTY PRODUCT that is the subject of the SUBLICENSE REVENUE paid to LICENSEE is [***] at the time the event occurs which triggers the obligation for the relevant THIRD PARTY to pay SUBLICENSE REVENUE to LICENSEE, then [***].

4.4                               LICENSEE agrees that it has sole responsibility to promptly:

(a)                                 provide YALE with a copy of any amendments to sublicenses granted by LICENSEE under this Agreement and to notify YALE of termination of any sublicense; and

(b)                                 provide copies of all reports prepared by SUBLICENSEES for LICENSEE under this Agreement.

Article 5.                                                LICENSE ISSUE ROYALTY;
LICENSE MAINTENANCE ROYALTY; MILESTONE FEES

5.1                               During the TERM of this Agreement for as long as at least one ROYALTY PRODUCT is being researched, developed or sold by LICENSEE, its AFFILIATES and/or its SUBLICENSEES, the manufacture, use or sale of which is covered by one or more VALID CLAIMS of one or more POOLED PATENTS [***], LICENSEE agrees to pay to YALE an annual license maintenance royalty (“LMR”) commencing on the first anniversary of the EFFECTIVE DATE and every anniversary thereafter until [***].  The LMR shall be [***].

5.2                               (a) LICENSEE shall pay the following milestone fees to YALE for each [***] PRODUCT developed by LICENSEE, its SUBLICENSEES, or AFFILIATES, the manufacture, use or sale of which would infringe a VALID CLAIM of one or more POOLED PATENTS that is [***]:

(i)                                     a non-refundable milestone fee of [***].

(ii)                                  a non-refundable milestone fee of [***].

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(b)                                 LICENSEE shall pay the following milestone fees to YALE for each [***] PRODUCT developed by LICENSEE, its SUBLICENSEES, or AFFILIATES, the manufacture, use or sale of which would infringe a VALID CLAIM of one or more POOLED PATENTS at the time the milestone occurs, [***]:

(i)                                     a non-refundable milestone fee of [***].

(ii)                                  a non-refundable milestone fee of [***].

(c)                                  Each such milestone fee shall be due [***] for a [***] PRODUCT [***]. No milestone fee shall be owed to YALE for any PRODUCT under this Section 5.2 [***].

(d)                                 for the sake of clarity, it is understood that, in the event the [***] PRODUCT that is the subject of the relevant milestone event is not covered at the time the milestone event occurs by one or more VALID CLAIMS, then LICENSEE shall not owe any payment to YALE for the achievement of such milestone.

5.3                               [***].

Article 6.                                                EARNED ROYALTIES:  MINIMUM ROYALTY PAYMENTS

6.1                               During the TERM of this Agreement, as partial consideration for the LICENSE, LICENSEE shall pay to YALE an earned royalty on NET SALES of ROYALTY PRODUCTS by LICENSEE or its SUBLICENSEES or AFFILIATES in any country of the LICENSED TERRITORY as follows (“EARNED ROYALTIES”):

(a)                                 LICENSEE shall pay to YALE an EARNED ROYALTY of [***] of the NET SALES of each [***] PRODUCT in all countries of the LICENSED TERRITORY where there is at least one VALID CLAIM of one or more POOLED PATENTS [***] PRODUCT sold in such country at the time of the sale.

(b)                                 LICENSEE shall pay to YALE an EARNED ROYALTY of [***] of the NET SALES of each [***] PRODUCT in all countries of the LICENSED TERRITORY where there is at least one VALID CLAIM of one or more POOLED PATENTS [***] PRODUCT sold in such country at the time of the sale, [***].

(c)                                  LICENSEE shall pay to YALE an EARNED ROYALTY of [***] of the NET SALES of each [***] PRODUCT in all countries of the LICENSED TERRITORY where there is at least one VALID CLAIM of one or more POOLED PATENTS [***] PRODUCT sold in such country at the time of the sale.

(d)                                 LICENSEE shall pay to YALE an EARNED ROYALTY of [***] of the NET SALES of each [***] PRODUCT in all countries of the LICENSED TERRITORY where there is at least one VALID CLAIM of one or more POOLED PATENTS [***] PRODUCT sold in such country at the time of the sale, [***].

provided that:

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(i)                                     the obligation to pay an EARNED ROYALTY shall terminate, on a ROYALTY PRODUCT by ROYALTY PRODUCT and country by country basis in the LICENSED TERRITORY, upon the earlier of (a) the expiration or invalidation of the last VALID CLAIM of a POOLED PATENT that covers the particular ROYALTY PRODUCT in the particular country, or (b) the launch of a generic version [***] ROYALTY PRODUCT in such country, provided such generic version has been approved by the regulatory authorities in such country.

(ii)                                  Notwithstanding the above, if during the term of the Agreement, LICENSEE, its AFFILIATES and/or its SUBLICENSEES are required to pay royalties on sales of ROYALTY PRODUCTS to a THIRD PARTY licensor in order to avoid infringing such THIRD PARTY’s patent(s) in the development, manufacture and/or sale of ROYALTY PRODUCTS under this Agreement (“THIRD PARTY LICENSE(S)”), [***] under the THIRD PARTY LICENSES shall be deducted from the EARNED ROYALTY for ROYALTY PRODUCTS owed to YALE [***], provided that:

a                                         In the event that the NET SALES of a particular ROYALTY PRODUCT which is the subject of the royalty obligation under THIRD PARTY LICENSES during such period is covered by one or more VALID CLAIMS of a POOLED PATENT [***], then (i) if the particular ROYALTY PRODUCT is [***] PRODUCT, the amount of royalties payable by the LICENSEE to YALE for the NET SALES for [***] of such NET SALES, and (b) if the particular ROYALTY PRODUCT is a [***] PRODUCT, the amount of royalties payable by the LICENSEE to YALE for the NET SALES for [***] of such NET SALES,

b                                         In the event that the NET SALES of a particular ROYALTY PRODUCT which is the subject of the royalty obligation under THIRD PARTY LICENSES during [***] is covered by one or more VALID CLAIMS of a POOLED PATENT, [***], then the amount of royalties payable by the LICENSEE to YALE for the NET SALES for such period shall [***] of such NET SALES.

6.2                               LICENSEE shall pay all EARNED ROYALTIES accruing to YALE within [***] days from the end of each calendar quarter (March 31, June 30, September 30 and December 31), beginning in the first calendar quarter in which NET SALES occur.

6.3                               During the TERM of this Agreement, LICENSEE agrees to pay YALE annual Minimum Royalty Payments (“MRP”) with respect to [***] PRODUCTS [***], consistent with LICENSEE’S obligations under Article 6.2, above, commencing in [***] following the date of the first sale of a [***] PRODUCT that results in NET SALES (“FIRST NET SALES”).  The MRP shall be in the annualized amount of [***] twelve (12) month periods following the FIRST NET SALES, and shall [***] to an annualized amount of [***] twelve (12) months periods following FIRST NET SALES and [***] every twelve (12) month period thereafter.  LICENSEE shall continue to pay the MRP so long as any one of [***] PRODUCTS being manufactured, used or sold in the United States would infringe one or more VALID CLAIMS of any POOLED PATENTS in the United States [***] at the time of the sale, YALE shall fully credit all MRP made against any EARNED ROYALTIES on [***] PRODUCTS payable by LICENSEE in [***] twelve (12) month period.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

6.4                               All EARNED ROYALTIES and other payments due under this Agreement shall be paid to YALE in United States Dollars.  Conversion of foreign currency to U.S. dollars shall be made at the conversation rate existing in the United States in amounts based on the average rate of exchange for the reporting period as calculated on the Web site www.oanda.com.  If the www.oanda.com Web site is not available, LICENSEE will use the conversion rate as reported in the Wall Street Journal on the last working day of the royalty period.  If overdue, the royalties and any other payments due under this Agreement shall bear interest until payment at a [***] and YALE shall be entitled to [***].  The payment of such interest shall not foreclose YALE from exercising any other right it may have as a consequence of the failure of LICENSEE to make any payment when due.

Article 7.                                                DUE DILIGENCE

7.1                               LICENSEE shall use all REASONABLE COMMERCIAL EFFORTS after the EFFECTIVE DATE of this Agreement, at its sole expense, to diligently commercialize [***] the PRODUCTS,

7.2                               Within [***] days after each anniversary of the EFFECTIVE DATE of this Agreement, LICENSEE shall provide a written report to YALE indicating LICENSEE’s [***] developing and commercializing [***] PRODUCTS.

7.3                               Subject to Article 7.4, and only for so long as [***] POOLED PATENTS which has a VALID CLAIM which would be infringed by a ROYALTY PRODUCT (i.e., a LET7 PRODUCT, a MIR34 PRODUCT or a MIR16 PRODUCT), YALE shall have the right to terminate the AGREEMENT with respect to the relevant ROYALTY PRODUCT category (but not with respect to any other ROYALTY PRODUCT category or any other PRODUCTS) as follows:

(a)                                 If LICENSEE has [***] for [***] within [***] after the EFFECTIVE DATE, LICENSEE may extend such time period by [***] by paying YALE [***] within [***] days after the [***] anniversary of the EFFECTIVE DATE, and may further extend such time period by [***] by paying YALE [***] within [***] days after the [***] anniversary of the EFFECTIVE DATE, and may further extend such time period by [***] by paying YALE [***] within [***] days after the [***] anniversary of the EFFECTIVE DATE.  In the event that LICENSEE has [***] within the relevant timeframe (or extension of such, as provided above), YALE may terminate this AGREEMENT with respect to [***], provided, however, that YALE has (1) notified LICENSEE in writing of YALE’S intention to terminate the AGREEMENT with respect to [***], (2) given LICENSEE [***] days to respond to YALE’s written notice, and (3) if requested by LICENSEE, given LICENSEE [***] within such timeframe.  If the [***] is beyond LICENSEE’S reasonable control, YALE shall [***] for an additional time extension to enable LICENSEE to [***], provided that [***].

(b)                                 If LICENSEE does not demonstrate [***] for [***] PRODUCTS, YALE may terminate this AGREEMENT with respect to [***], provided, however, that YALE has (1) notified LICENSEE in writing of YALE’s intention to terminate the AGREEMENT with respect to [***], (2) given LICENSEE [***] days to respond to YALE’s written notice, and (3) if requested by LICENSEE, given LICENSEE [***] has not been demonstrated.  If the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

demonstration of such [***] is beyond LICENSEE’s reasonable control, YALE shall [***] for an additional time extension to enable LICENSEE to [***], provided that [***].

(c)                                  If after [***], LICENSEE does not demonstrate [***] for [***] PRODUCTS, YALE may terminate this AGREEMENT with respect to [***] only, but not with respect to [***], provided, however, that YALE has (1) notified LICENSEE in writing of YALE’s intention to terminate the AGREEMENT with respect to [***], (2) given LICENSEE [***] days to respond to YALE’s written notice, and (3) if requested by LICENSEE, given LICENSEE [***] has not been demonstrated.  If the demonstration of [***] is beyond LICENSEE’S reasonable control, YALE shall [***] for an additional time extension to enable LICENSEE to [***], provided that YALE [***].

7.4                               LICENSEE and YALE may at any time mutually agree in writing to amend the date [***] under Article 7.3, above.

7.5                               LICENSEE shall immediately notify YALE if at any time LICENSEE (a) abandons or suspends, or intends to abandon or suspend, its research, development or marketing of [***] PRODUCTS, or (b) fails to comply with its due diligence obligations under this Article for a period exceeding [***].  In such event, this Agreement shall terminate with respect to that category of ROYALTY PRODUCTS only, and not with respect to any other category of ROYALTY PRODUCTS or any other PRODUCTS.

Article 8.                                                CONFIDENTIALITY AND PUBLICITY

8.1                               Subject to the parties’ rights and obligations pursuant to this Agreement, YALE and LICENSEE agree that during the TERM of this Agreement and for [***] years thereafter, each of them:

(a)                                 will keep confidential and will cause their AFFILIATES and, in the case of LICENSEE, its SUBLICENSEES, to keep confidential, CONFIDENTIAL INFORMATION disclosed to it by the other party, by taking whatever action the party receiving the CONFIDENTIAL INFORMATION would take to preserve the confidentiality of its own CONFIDENTIAL INFORMATION, which in no event shall be less than reasonable care; and

(b)                                 will only disclose that part of the other’s CONFIDENTIAL INFORMATION to its officers, employees or agents that is necessary for those officers, employees or agents who need to know to carry out its responsibilities under this Agreement; and

(c)                                  will not use the other party’s CONFIDENTIAL INFORMATION other than as expressly set forth in this Agreement or disclose the other’s CONFIDENTIAL INFORMATION to any THIRD PARTIES under any circumstance without advance written permission from the other party; and

(d)                                 will, within [***] days of termination of this Agreement, return all the CONFIDENTIAL INFORMATION disclosed to it by the other party pursuant to this Agreement except for one copy which may be retained by the recipient for monitoring compliance with this Article 8.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

8.2                               The obligations of confidentiality described above shall not pertain to that part of the CONFIDENTIAL INFORMATION that:

(a)                                 was known to the recipient prior to the disclosure by the disclosing party; or

(b)                                 is at the time of disclosure or has become thereafter publicly known through no fault or omission attributable to the recipient; or

(c)                                  is rightfully given to the recipient from sources independent of the disclosing party; or

(d)                                 is independently developed by the receiving party without use of or reference to the CONFIDENTIAL INFORMATION of the other party; or

(e)                                  is required to be disclosed by law in the opinion of recipient’s attorney, but only after the disclosing party is given prompt written notice and an opportunity to seek a protective order.

8.3                               Except as required by law, neither party may disclose the financial terms of this Agreement without the prior written consent of the other party, however LICENSEE may disclose such financial terms to potential investors in LICENSEE who have agreed to respect the confidentiality of such information.

8.4                               Except as otherwise provided in Article 8.3, no public announcement or other disclosure to THIRD PARTIES concerning the existence or terms of this AGREEMENT shall be made by either Party, except to the extent legally required, without first obtaining the written approval and agreement of the other Party on the nature and text of such public announcement or disclosure.

Article 9.                                                REPORTS, RECORDS AND INSPECTIONS

9.1                               LICENSEE shall, within [***] days after the calendar year in which NET SALES first occur, and within [***] days after each calendar quarter (March 31, June 30, September 30 and December 31) thereafter, provide YALE with a written report detailing the NET SALES and uses, if any, made by LICENSEE, its SUBLICENSEES and AFFILIATES of ROYALTY PRODUCTS during the preceding calendar quarter and calculating the payments due pursuant to Article 6.  NET SALES of ROYALTY PRODUCTS shall be deemed to have occurred on the date of invoice for such above-mentioned PRODUCTS. Each such report shall be signed by an officer of LICENSEE (or the officer’s designee), and must include:

(a)                                 a calculation of NET SALES for the applicable reporting period in each country, including the gross invoice prices charged for the ROYALTY PRODUCTS and any permitted deductions made pursuant to Article 2.16;

(b)                                 a calculation of total royalties or other payment due, including any exchange rates used for conversion; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(c)                                  names and addresses of all SUBLICENSEES and the type and amount of any SUBLICENSE REVENUE received from each SUBLICENSEE.

9.2                               LICENSEE and its SUBLICENSEES shall keep and maintain complete and accurate records and books containing an accurate accounting of all data in sufficient detail to enable verification of EARNED ROYALTIES and other payments under this Agreement. LICENSEE shall preserve such books and records for [***] years after the calendar year to which they pertain.  Such books and records shall be open to inspection by an independent certified public accountant selected by YALE and agreed upon by LICENSEE, at YALE’S expense, during normal business hours upon [***] days prior written notice, solely for the purpose of verifying the accuracy of the reports and computations rendered by LICENSEE.  In the event LICENSEE underpaid the amounts due to YALE with respect to the audited period by more than [***], LICENSEE shall pay the reasonable cost of such examination, together with the deficiency not previously paid, within [***] days of receiving notice thereof from YALE.  Such audits will be scheduled at the mutual convenience of the parties and no more often than annually.  YALE agrees that its aforementioned independent certified public accountant shall be under an obligation of confidentiality at least as restrictive as those confidentiality obligations set forth in this Agreement.

Article 10.                                         PATENT PROTECTION

10.1                        LICENSEE shall be responsible for all costs of filing, prosecution and maintenance of all United States patents and patent applications contained in POOLED PATENTS incurred after the EFFECTIVE DATE.  LICENSEE shall be responsible for all costs of filing, prosecution and maintenance of all foreign patent applications and patents contained in the POOLED PATENTS provided that, to the extent such POOLED PATENTS are [***], LICENSEE shall bear such costs [***], and wherein such costs were incurred after the EFFECTIVE DATE.

10.2                        YALE’s ownership interest in the POOLED PATENTS shall remain with YALE and LICENSEE’s ownership interest in the POOLED PATENTS shall remain with LICENSEE.

10.3                        If LICENSEE does not agree to pay the expenses of filing, prosecuting or maintaining a POOLED PATENT owned in whole or in part by YALE in any country outside the United States, or fails to pay the expenses of filing, prosecuting or maintaining a POOLED PATENT owned in whole or in part by YALE in the United States, then [***].  In the event that LICENSEE decides to abandon or discontinue paying the expenses of filing, prosecuting or maintaining any of the POOLED PATENTS owned in whole or in part by LICENSEE, then LICENSEE shall promptly inform YALE of such decision, and in no event less than [***] days before any deadline necessary to maintain patent rights with that particular POOLED PATENT.  YALE may then elect, at its sole discretion and its sole expense, to continue to prosecute or maintain such POOLED PATENT.  In such event, LICENSEE shall provide reasonable cooperation to YALE at YALE’s sole expense.  Nothing in this Agreement shall be construed to grant (by implication, estoppel or otherwise) any licenses to YALE under any patents owned or controlled by LICENSEE including, without limitation, any POOLED PATENTS owned in whole or part by LICENSEE, whether or not abandoned by LICENSEE and/or subsequently prosecuted or maintained by YALE under this Article.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

10.4                        Patent Prosecution/Maintenance

(a)                                 All patent applications falling under the definition of POOLED PATENTS which are owned solely by YALE herein shall be prepared, prosecuted, filed and maintained by patent counsel chosen by YALE and reasonably acceptable to LICENSEE.  Said patent counsel shall be ultimately responsible to YALE but YALE shall consult with LICENSEE on all matters associated with the preparation, prosecution, filing and maintenance of such patent applications though the ultimate decision making authority on such matters shall reside with YALE.

(b)                                 All patent applications falling under the definition of POOLED PATENTS which are owned solely by LICENSEE or jointly by LICENSEE and YALE shall be prepared, prosecuted, filed and maintained by patent counsel chosen by LICENSEE and reasonably acceptable to YALE.  Said patent counsel shall be ultimately responsible to LICENSEE, but LICENSEE shall consult with YALE on all matters associated with the preparation, prosecution, filing and maintenance of such patent applications though the ultimate decision making authority on such matters shall reside with LICENSEE.  Notwithstanding the foregoing, in the case of POOLED PATENTS that are [***], LICENSEE shall not take any actions that [***] such POOLED PATENT, to the extent that such action would result in (i) [***] and/or (ii) the [***], without YALE’s prior written approval, such approval not to be unreasonably withheld or delayed.  In the event the parties do not agree on the appropriate action to be taken within [***] after submission of the proposed action to YALE by LICENSEE, the parties will submit the matter to an independent intellectual property attorney [***] within [***] days following the date the parties determine that they cannot agree on the action to be taken, provided that the parties shall use the same intellectual property attorney they used for the inventorship determination under Article 2.15 if such attorney is available and if he/she does not have, at that time, [***].  The attorney selected and engaged pursuant to the above shall be required to complete his/her analysis of the action to be taken within [***] of the attorney’s engagement to the extent that such is practicable.  The parties agree that the determination by such attorney [***] and is purely an effort to [***] and the parties further agree that [***].  The parties agree to [***] associated with the review by such attorney.

(c)                                  YALE and LICENSEE shall instruct patent counsel respectively responsible to them to keep both YALE and LICENSEE fully informed of the progress of all patent applications and patents, and to give both YALE and LICENSEE reasonable opportunity to consult and comment on the type and scope of useful claims, the nature of supporting disclosures and the decisions as to filing and maintenance of resulting patent applications and issued patents.

(d)                                 Neither party shall have any liability to the other party for damages, whether direct, indirect or incidental, consequential or otherwise, allegedly arising from such Party’s good faith decisions, actions and omissions in connection with the preparation, prosecution, filing or maintenance of any patent application.

10.5                        LICENSEE shall mark, and shall require SUBLICENSEES to mark, all ROYALTY PRODUCTS in the LICENSED TERRITORY with the numbers of POOLED PATENTS that cover the ROYALTY PRODUCTS (but this obligation shall apply only to the extent a POOLED PATENT is owned in whole or in part by YALE).  Without limiting the

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

foregoing, all ROYALTY PRODUCTS shall be marked in such a manner as to conform with the patent marking notices required by the law of any country where such ROYALTY PRODUCTS are made, sold, used or shipped, including, but not limited to, the applicable patent laws of that country.

Article 11.                                         INFRINGEMENT AND LITIGATION

11.1                        Each party shall promptly notify the other in writing in the event that it obtains knowledge of infringing activity by THIRD PARTIES, or is sued or threatened with an infringement suit, in any country in the LICENSED TERRITORY as a result of activities that concern the POOLED PATENTS and shall supply the other party with documentation of the infringing activities that it possesses.

11.2                        During the TERM of this Agreement:

(a)                                 LICENSEE shall have the first right and obligation to enforce the POOLED PATENTS against infringement or interference in the FIELD and in the LICENSED TERRITORY by THIRD PARTIES.  This right and obligation includes bringing any legal action for infringement and defending any counter claim of invalidity or action of a THIRD PARTY for declaratory judgment for non-infringement or non-interference.  If, in the reasonable opinion of LICENSEE’S and YALE’s respective counsel, or if required by a court, YALE is required to be a named party to any such suit for standing purposes, LICENSEE may identify YALE as a party in the initial complaint or later join YALE as a party; provided, however, that (i) YALE shall not be the first named party in any such action, (ii) the pleadings and any public statements about the action shall state that the action is being pursued by LICENSEE and that LICENSEE has joined YALE as a party; and (iii) LICENSEE shall keep YALE reasonably apprised of all developments in any such action.  LICENSEE may settle such suits solely in its own name and solely at its own expense and through counsel of its own selection; provided, however, that no settlement that requires [***] shall be entered without YALE’s prior written consent.  Settlements that do not [***] may be made at the sole discretion of LICENSEE.  LICENSEE shall bear the expense of such legal actions.  Except for providing reasonable assistance, at the request and expense of LICENSEE, YALE shall have no obligation regarding the legal actions described in Article 11.2 unless required to participate by law.  However, YALE shall have the right to participate in any such action through its own counsel and at its own expense.  Any recovery related to POOLED PATENTS owned in whole or in part by YALE shall [***].  YALE shall receive [***] of any excess recovery over those expenses with respect [***].  With regard to POOLED PATENTS [***], YALE shall have [***] related thereto.

(b)                                 In the event LICENSEE fails to initiate and pursue or participate in the actions described in Article 11.2(a) with respect to a POOLED PATENT owned in whole or in part by YALE within [***] days of (i) notification of infringement from YALE, or (ii) the date LICENSEE otherwise first becomes aware of an infringement, whichever is earlier, YALE shall have the right to initiate such legal action at its own expense and YALE may use the name of LICENSEE as party plaintiff to uphold the particular POOLED PATENT.  In such case, LICENSEE shall provide reasonable assistance to YALE if requested to do so.  With regard to POOLED PATENTS owned solely by YALE, YALE may settle such actions solely through its own counsel, provided that any such settlement does not involve cash or other valuable

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

consideration to be paid by LICENSEE.  Any recovery shall be [***], and secondly to [***] incurred as a result of [***].  With regard to POOLED PATENTS [***], YALE may not settle such actions without the prior written consent of LICENSEE, and any recovery shall be [***].

11.3                        In the event LICENSEE is permanently enjoined from exercising its LICENSE under this Agreement pursuant to an infringement action brought by a THIRD PARTY, or if both LICENSEE and YALE elect not to undertake the defense or settlement of a suit alleging infringement for a period of [***] from notice of such suit, then either party shall have the right to terminate this Agreement in the country where the suit was filed with respect to the licensed patent following [***] written notice to the other party in accordance with the terms of Article 15.

Article 12.                                         USE OF YALE’S NAME

12.1                        LICENSEE shall not use the name “Yale” or “Yale University,” nor any variation or adaptation thereof, nor any trademark, trade name or other designation owned by YALE, nor the names of any of its trustees, officers, faculty, students, employees or agents, for any purpose without the prior written consent of YALE in each instance, except that LICENSEE may state that it has licensed from YALE one or more of the patents and/or applications comprising the POOLED PATENTS.

Article 13.                                         TERMINATION AND
EXPIRATION

13.1                        YALE shall have the right to terminate this Agreement after written notice to LICENSEE in the event LICENSEE:

(a)                                 fails to make any material payment due and payable pursuant to this Agreement unless LICENSEE shall make all such payments (and all interest due on such payments under Article 6.4) within the thirty (30) day period after receipt of written notice from YALE; or

(b)                                 commits a material breach of any other provision of this Agreement which is not cured (if capable of being cured) within the sixty (60) day period after receipt of written notice thereof from YALE, or upon receipt of such notice if such breach is not capable of being cured; or

(c)                                  fails to obtain or maintain adequate insurance as described in Article 14, whereupon YALE may terminate this Agreement immediately upon written notice to LICENSEE.

13.2                        This Agreement shall terminate automatically without any notice to LICENSEE in the event LICENSEE shall cease to carry on its business or becomes INSOLVENT, or a petition in bankruptcy is filed against LICENSEE and is consented to, acquiesced in or remains undismissed for sixty (60) days, or LICENSEE makes a general assignment for the benefit of creditors, or a receiver is appointed for LICENSEE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

13.3                        LICENSEE shall have the right to terminate this Agreement upon written notice to YALE:

(a)                                 at any time on three (3) months’ notice to YALE, provided LICENSEE is not in breach and upon payment of all amounts due YALE throughout the effective date of termination; or

(b)                                 in the event YALE commits a material breach of any of the provisions of this Agreement and such breach is not cured (if capable of being cured) within the sixty (60) day period after receipt of written notice thereof from LICENSEE, or upon receipt of such notice if such breach is not capable of being cured,

13.4                        Upon termination of this Agreement for any reason, all rights and licenses granted to LICENSEE under the terms of this Agreement are terminated.  Upon such termination, and subject to Article 13.4, YALE may elect, in its sole discretion, to cause LICENSEE, its SUBLICENSEES, or AFFILIATES to immediately cease to manufacture or sell some or all ROYALTY PRODUCTS.  Within sixty (60) days after the effective date of termination LICENSEE shall return to YALE:

(a)                                 all materials relating to or containing the POOLED PATENTS and CONFIDENTIAL INFORMATION disclosed by YALE;

(b)                                 the last report required under Article 7 or 9; and

(c)                                  all payments incurred up to the effective date of termination. LICENSEE’S payment obligations under the Agreement shall terminate upon the effective date of termination except with respect to payments incurred prior to such effective date. Notwithstanding the foregoing, in the event that YALE elects to allow LICENSEE, its SUBLICENSEES, or AFFILIATES to continue to manufacture and sell ROYALTY PRODUCTS, LICENSEE (or its SUBLICENSEES or AFFILIATES) shall continue to pay royalties to YALE until the earlier of the events to occur in Article 6.1(d)(i) for each such ROYALTY PRODUCT.

Also upon termination of this Agreement, all sublicenses to the POOLED PATENTS that are granted by LICENSEE pursuant to this Agreement shall also terminate on the date of termination of this Agreement subject to Article 13.4(c).  Notwithstanding the foregoing, each SUBLICENSEE shall have the continuing obligation to pay EARNED ROYALTIES to YALE on any ROYALTY PRODUCT (including those covered only by POOLED PATENTS owned solely by LICENSEE) after any such termination, and shall continue until the earlier of the events to occur in Article 6.1(d)(í) for each such ROYALTY PRODUCT.

13.5                        Termination of this Agreement shall not affect any rights or obligations accrued prior to the effective date of such termination and specifically LICENSEE’s obligation to pay all royalties and other payments specified by Articles 4, 5 and 6.  The following provisions shall survive any termination:  Article 3.4 (with respect to post early termination payment obligations), Article 3.5, Article 8.1 (for the time period set forth therein), Articles 8.2 through 8.4, the preservation and inspection obligations of Article 9, Article 10.2, Article 10.4(d), Article 11 (with respect to litigation initiated prior to the effective date of termination), Article 12,

Article 13.4, this Article 13.5, Article 13.6, Article 13.8 (with respect to post early termination payment obligations), Article 14, Article 15, Article 16.1, and Article 17.  In addition, any provision hereof required to interpret and enforce the parties’ rights and obligations under this Agreement shall survive, but only to the extent required for the full observation and performance of this Agreement.  The parties agree that claims giving rise to indemnification may arise after the TERM or termination of the LICENSE granted herein.

13.6                        The rights provided in this Article 13 shall be in addition and without prejudice to any other rights which the parties may have with respect to any default or breach of the provisions of this Agreement.

13.7                        Waiver by either party of one or more defaults or breaches shall not deprive such party of the right to terminate because of any subsequent default or breach.

13.8                        The TERM of this Agreement shall expire as set forth in Article 3.4.

Article 14.                                         INDEMNIFICATION; INSURANCE; NO WARRANTIES

14.1                        LICENSEE shall defend, indemnify and hold harmless YALE, its trustees, directors, officers, employees, and agents and their respective successors, heirs and assigns against any and all liabilities, claims, demands, damages, judgments, losses and expenses of any nature of any THIRD PARTY, including without limitation legal expenses and attorneys’ fees, arising out of any theory of liability (including without limitation tort, warranty, or strict liability) and the death, personal injury, or illness of any person or out of damage to any property related in any way to the rights granted under this Agreement; or resulting from the production, manufacture, sale, use, lease, or other disposition or consumption or advertisement of the PRODUCTS by LICENSEE, its AFFILIATES, SUBLICENSEES or any other transferees; or in connection with any statement, representation or warranty of LICENSEE, its AFFILIATES, SUBLICENSEES or any other transferees with respect to the PRODUCTS.

14.2                        LICENSEE shall purchase and maintain in effect and shall require its SUBLICENSEES to purchase and maintain in effect a policy of commercial, general liability insurance to protect YALE with respect to events described in Article 14.1.  Such insurance shall:

(a)                                 list “YALE, its trustees, directors, officers, employees and agents” as additional insureds under the policy;

(b)                                 provide that such policy is primary and not excess or contributory with regard to other insurance YALE may have;

(c)                                  be endorsed to include product liability coverage in amounts no less than [***] per incident and [***] annual aggregate; and

(d)                                 be endorsed to include contractual liability coverage for LICENSEE’s indemnification under Article 14.1; and

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

(e)                                  by virtue of the minimum amount of insurance coverage required under Article 14.2(c), not be construed to create a limit of LICENSEE’s liability with respect to its indemnification under Article 14.1.

14.3                        By signing this Agreement, LICENSEE certifies that the requirements of Article 14.2 will be met on or before the earlier of (a) the date of FIRST SALE of any PRODUCT or (b) the date any PRODUCT is tested or used on humans, and will continue to be met thereafter. Upon YALE’S request, LICENSEE shall furnish a Certificate of Insurance and a copy of the current Insurance Policy to YALE.  LICENSEE shall give [***] written notice to YALE prior to any cancellation of or material change to the policy.

14.4                        (a) YALE MAKES NO, AND EXPRESSLY DISCLAIMS ALL, REPRESENTATIONS OR WARRANTIES THAT ANY CLAIMS OF THE POOLED PATENTS, ISSUED OR PENDING, ARE VALID, OR THAT THE MANUFACTURE, USE, SALE OR OTHER DISPOSAL OF THE PRODUCTS DOES NOT OR WILL NOT INFRINGE UPON ANY PATENT OR OTHER RIGHTS NOT VESTED IN YALE. LICENSEE MAKES NO, AND EXPRESSLY DISCLAIMS ALL, REPRESENTATIONS OR WARRANTIES THAT ANY CLAIMS OF THE POOLED PATENTS, ISSUED OR PENDING, ARE VALID, OR THAT THE MANUFACTURE, USE, SALE OR OTHER DISPOSAL OF THE PRODUCTS DOES NOT OR WILL NOT INFRINGE UPON ANY PATENT OR OTHER RIGHTS NOT VESTED IN LICENSEE.

(b)                                 YALE MAKES NO, AND EXPRESSLY DISCLAIMS ALL, REPRESENTATIONS AND WARRANTIES WHATSOEVER WITH RESPECT TO THE POOLED PATENTS OR PRODUCTS, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.  LICENSEE SHALL MAKE NO STATEMENTS, REPRESENTATION OR WARRANTIES WHATSOEVER TO ANY THIRD PARTIES WHICH ARE INCONSISTENT WITH SUCH DISCLAIMER BY YALE.  LICENSEE MAKES NO, AND EXPRESSLY DISCLAIMS ALL, REPRESENTATIONS AND WARRANTIES WHATSOEVER WITH RESPECT TO THE POOLED PATENTS OR PRODUCTS, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

(c)                                  IN NO EVENT SHALL THE TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES OF EITHER YALE OR LICENSEE, BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR INDIRECT DAMAGES OF ANY KIND, INCLUDING ECONOMIC DAMAGE OR INJURY TO PROPERTY AND LOST PROFITS, REGARDLESS OF WHETHER LICENSEE OR YALE SHALL BE ADVISED, SHALL HAVE OTHER REASON TO KNOW, OR IN FACT SHALL KNOW OF THE POSSIBILITY OF THE FOREGOING.

IN NO EVENT SHALL THE TRUSTEES, DIRECTORS, OFFICERS, EMPLOYEES AND AFFILIATES OF EITHER YALE OR LICENSEE, BE LIABLE FOR DAMAGES IN EXCESS OF AMOUNTS THAT SUCH PARTY HAS RECEIVED FROM THE OTHER PARTY UNDER THIS LICENSE.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Article 15.                                         NOTICES, PAYMENTS

15.1                        Any payment, notice or other communication required by this Agreement (a) shall be in writing, (b) may be delivered personally or sent by reputable overnight courier with written verification of receipt or by registered or certified first class United States Mail, postage prepaid, return receipt requested, (c) shall be sent to the following addresses or to such other address as such party shall designate by written notice to the other party, and (d) shall be effective upon receipt:

FOR YALE:	FOR LICENSEE:
Managing Director	President & CEO
YALE UNIVERSITY	Mirna Therapeutics, Inc.
Office of Cooperative Research	2150 Woodward St., Suite 100
433 Temple Street	Austin, Texas 78744
New Haven, CT 06511	cc:

Article 16.                                         LAWS, FORUM AND REGULATIONS

16.1                        Any matter arising out of or related to this Agreement shall be governed by and in accordance with the substantive laws of the State of Connecticut, without regard to its conflicts of law principles, except where the federal laws of the United States are applicable and have precedence.  Any dispute arising out of or related to this Agreement shall be brought in a court of competent jurisdiction in the State of Connecticut.

16.2                        LICENSEE shall comply, and shall require its AFFILIATES and SUBLICENSEES to comply, with all foreign and United States federal, state, and local laws, regulations, rules and orders applicable to the testing, production, transportation, packaging, labeling, export, sale and use of the PRODUCTS.  In particular, LICENSEE shall be responsible for assuring compliance with all United States export laws and regulations applicable to this LICENSE and LICENSEE’S activities under this Agreement.

Article 17.                                         MISCELLANEOUS

17.1                        This Agreement shall be binding upon and inure to the benefit of the parties and their respective legal representatives, successors and permitted assigns.

17.2                        This Agreement constitutes the entire agreement of the parties relating to the POOLED PATENTS AND PRODUCTS including, without limitation, the ORIGINAL AGREEMENT and, to the extent inconsistent therewith, the Collaboration Agreement between the parties related to a project entitled [***] and effective as of February 22, 2011, and all prior representations, agreements and understandings, written or oral, are merged into it and are superseded by this Agreement.

17.3                        The provisions of this Agreement shall be deemed separable, if any part of this Agreement is rendered void, invalid, or unenforceable, such determination shall not affect the validity or enforceability of the remainder of this Agreement unless the part or parts which are void, invalid or unenforceable shall substantially impair the value of the entire Agreement as to either party.

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

17.4                        Paragraph headings are inserted for convenience of reference only and do not form a part of this Agreement.

17.5                        No person not a party to this Agreement, including any employee of any party to this Agreement, shall have or acquire any rights by reason of this Agreement.  Nothing contained in this Agreement shall be deemed to constitute the parties partners with each other or any THIRD PARTY.

17.6                        This Agreement may not be amended or modified except by written agreement executed by each of the parties.  This Agreement is personal to LICENSEE and shall not be assigned by LICENSEE without the prior written consent of YALE, except that LICENSEE may assign this Agreement without prior written consent of YALE to an AFFILIATE, or to a THIRD PARTY that acquires from LICENSEE the line of business of which this Agreement is a part (whether by merger, acquisition of stock or assets, or otherwise), provided that LICENSEE gives YALE timely notice of the assignment.  Any attempted assignment in contravention of this Article 17.6 shall be null and void and shall constitute a material breach of this Agreement.

17.7                        LICENSEE, or any SUBLICENSEE or assignee, will not create, assume or permit to exist any lien, pledge, security interest or other encumbrance on this Agreement or any sublicense.

17.8                        The failure of any party hereto to enforce at any time, or for any period of time, any provision of this Agreement shall not be construed as a waiver of either such provision or of the right of such party thereafter to enforce each and every provision of this Agreement.

17.9                        This Agreement may be executed in any number of counterparts and any party may execute any such counterpart, each of which when executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument,

{signature page follows}

IN WITNESS to their Agreement, the parties have caused this Agreement to be executed in duplicate originals by their duly authorized representatives.

YALE UNIVERSITY		MIRNA THERAPEUTICS, INC.

By:	/s/ Jonathan Soderstrom	By:	/s/ Paul Lammers
E. Jonathan Soderstrom, Ph.D.			Paul Lammers, M.D., M.Sc.
Its: Managing Director,		Its:	President & CEO
Office of Cooperative Research

Dated:	6 Feb 2014	Dated:	Feb 03, 2014

Exhibit A

POOLED PATENTS

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Exhibit B — [***]

[***] shall mean the demonstration of [***] for LICENSED PRODUCTS, which shall be evidenced by [***]:

[***]

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.